Exhibit 10.1

Note Modification Agreement

This agreement is dated as of October 26, 2006 (the “Agreement Date”), by and between ARI Network Services, Inc. (the “Borrower”) and JPMorgan Chase Bank, N.A., successor by merger to Bank One, N.A., with its main office in Chicago, IL  (the “Bank”).  The provisions of this agreement are effective on the date that this agreement has been executed by all of the signers and delivered to the Bank (the “Effective Date”).

WHEREAS, the Borrower executed a Line of Credit Note as evidence of indebtedness in the original face amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00), dated July 9, 2004 owing by the Borrower to the Bank, as same may have been amended or modified from time to time (the “Note”), which Note has at all times been, and is now, continuously and without interruption outstanding in favor of the Bank; and,

WHEREAS, the Borrower has requested and the Bank has agreed that the Note be modified to the limited extent as hereinafter set forth,

NOW THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1.

ACCURACY OF RECITALS.  The Borrower acknowledges the accuracy of the Recitals stated above.

2.

MODIFICATION OF NOTE.

2.1

From and after the Effective Date, the provision in the Note captioned “Promise to Pay” is hereby amended and restated in its entirety to read as follows:

Promise to Pay.  On or before July 9, 2007, for value received, ARI Network Services, Inc. (the “Borrower”) promises to pay to JPMorgan Chase Bank, N.A., whose address is 111 E. Wisconsin Ave. Milwaukee, WI 53202 (the “Bank’) or order, in lawful money of the United States of America, the sum of One Million and 00/100 Dollars ($1,000,000.00) or such lesser sum as is indicated on Bank Records, plus interest computed on the basis of the actual number of days elapsed in a year of 360 days at the rate of 0% per annum above the Prime Rate (the “Note Rate”), and at the rate of 3.00% per annum above the Note Rate, at the Bank’s option, upon the occurrence of any default under this Note, whether or not the Bank elects to accelerate the maturity of this Note, from the date such increased rate is imposed by the Bank.  In this Note, “Prime Rate” means the rate of interest per annum announced from time to time by the Bank as its prime rate.  The Prime Rate is a variable rate and each change in the Prime Rate is effective from and including the date the change is announced as being effective.  THE PRIME RATE IS A REFERENCE RATE AND MAY NOT BE THE BANK’S LOWEST RATE.

In no event shall the interest rate exceed the maximum rate allowed by law.  Any interest payment that would for any reason be unlawful under applicable law shall be applied to principal.

Interest will be computed on unpaid principal balance form the date of each borrowing.

Until maturity, the Borrower will pay consecutive monthly installments of interest only commencing November 9, 2006.

The Borrower shall make all payments on this Note and the other Related Documents, without setoff, deduction, or counterclaim, to the Bank at the Bank’s address above or at such other place as the Bank may designate in writing. If any payment of principal or interest on this Note shall become due on a day that is not a Business Day, the payment will be made on the next succeeding Business Day.  The term “Business Day” in this Note means a day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed.  Payments shall be allocated among principal, interest and fees at the discretion of the Bank unless otherwise agreed or required by applicable law.  Acceptance by the Bank of any payment that is less than the payment due at that time shall not constitute a waiver of the Bank’s right to receive payment in full at that time or any other time.

2.2

Each of the Related Documents is modified to provide that it shall be a default or an event of default thereunder if the Borrower shall fail to comply with any of the covenants of the Borrower herein or if any representation or warranty by the Borrower herein or by any guarantor in any Related Documents is materially incomplete, incorrect, or misleading as of the date hereof.  As used in this agreement, the “Related Documents” shall include the Note and all loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, or any other instrument or document executed in connection with the Note or in connection with any other obligations of the Borrower to the Bank.

2.3

Each reference in the Related Documents to any of the Related Documents shall be a reference to such document as modified herein.

3.

RATIFICATION OF RELATED DOCUMENTS AND COLLATERAL.  The Related Documents are ratified and reaffirmed by the Borrower and shall remain in full force and effect as they may be modified herein.  All real or personal property described as security in the Related Documents shall remain as security for the Note and the obligations of the Borrower in the Related Documents.

4.

BORROWER REPRESENTATIONS AND WARRANTIES.  The Borrower represents and warrants to the Bank that each of the following representations and warranties made in the Note and Related Documents are true and will remain true until maturity of the Note, termination of the other Related Documents and payment and performance in full of all liabilities, obligations and debt evidenced by the Note and other Related Documents.

4.1

No default or event of default under any of the Related Documents as modified hereby, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Related Documents as modified herein has occurred and is continuing.

4.2

There has been no material adverse change in the business, assets, affairs, prospects or financial condition of the Borrower or any Guarantor or any subsidiary of the Borrower.

4.3

Each and all representations and warranties of the Borrower in the Related Documents are accurate on the date hereof.

4.4

The Borrower has no claims, counterclaims, defenses, or setoffs with respect to the loan evidenced by the Note or with respect to the Related Documents as modified herein.

4.5

The Note and the Related Documents as modified herein are the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

4.6

The Borrower, other than any Borrower who is a natural person, is validly existing under the laws of the State of its formation or organization.  The Borrower has the requisite power and authority to execute and deliver this agreement and to perform the obligations described in the Related Documents as modified herein.  The execution and delivery of this agreement and the performance of the obligations described in the Related Documents as modified herein have been duly authorized by all requisite action by or on behalf of the Borrower.  This agreement has been duly executed and delivered by or on behalf of the Borrower.

5.

BORROWER COVENANTS.  The Borrower covenants with the Bank:

5.1

The Borrower shall execute, deliver, and provide to the Bank such additional agreements, documents, and instruments as reasonably required by the Bank to effectuate the intent of this agreement.

5.2

The Borrower fully, finally, and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all causes of action, claims, debts, demands, and liabilities, of whatever kind or nature, in law or equity, of the Borrower, whether now known or unknown to the Borrower, (i) in respect of the loan evidenced by the Note and the Related Documents, or of the actions or omissions of the Bank in any manner related to the loan evidenced by the Note or the Related Documents and (ii) arising from events occurring prior to the date of this agreement.

5.3

The Borrower shall pay to the Bank:

5.3.1

All the internal and external costs and expenses incurred (or charged by internal allocation) by the Bank in connection with this agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

6.

EXECUTION AND DELIVERY OF AGREEMENT BY THE BANK.  The Bank shall not be bound by this agreement until (i) the Bank has executed this agreement and (ii) the Borrower performed all of the obligations of the Borrower under this agreement to be performed contemporaneously with the execution and delivery of this agreement.

7.

INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.  The Note and the Related Documents as modified herein contain the complete understanding and agreement of the Borrower and the Bank in respect of the loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations.  No provision of the Note or the Related Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the party against whom it is being enforced.

8.

GOVERNING LAW AND VENUE.  This agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin (without giving effect to its laws of conflicts).  The Borrower agrees that any legal action or proceeding with respect to any of its obligations under the Note or this agreement may be brought by the Bank in any state or federal court located in the State of Wisconsin, as the Bank in its sole discretion by elect.  By the execution and delivery of this agreement, the Borrower submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts.  The Borrower waives any claim that the State of Wisconsin is not a convenient forum or the proper venue for any such suit, action or proceeding.  This agreement binds the Borrower and its successors, and benefits the Bank, its successors and assigns.  The Borrower shall not, however, have the right to assign the Borrower’s rights under this agreement or any interest therein, without the prior written consent of the Bank.

9.

COUNTERPART EXECUTION.  This agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same agreement.

10.

NOT A NOVATION.  This agreement is a modification only and not a novation.  In addition to all amounts hereafter due under the Note and the Related Documents as they may be modified herein, all accrued interest evidenced by the Note being modified by this agreement and all accrued amounts due and payable under the Related Documents shall continue to be due and payable until paid.  Except for the above-quoted modification(s), the Note, any Related Documents, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Note and made a part thereof.  This agreement shall not release or affect the liability of any guarantor, surety or endorser of the Note or release any owner of collateral securing the Note.  The validity, priority and enforceability of the Note shall not be impaired hereby.  References to the Related Documents and to the other agreements shall not affect or impair the absolute and unconditional obligation of the Borrower to pay the principal and interest on the Note when due.  The Bank reserves all rights against all parties to the Note.

Borrower:

Address:

11425 West Lake Park Drive

ARI Network Services, Inc.

Milwaukee, WI  53224

By:

  /s/  Timothy Sherlock

Timothy Sherlock                                                              CFO

Printed Name                                                                      Title

Date Signed:     10/26/06

BANK’S ACCEPTANCE

The foregoing agreement is hereby agreed to and acknowledged.

Bank:

JPMorgan Chase Bank, N.A.

By:

  /s/  Anthony W. Bartell

Anthony W. Bartell                                                               VP

Printed Name                                                                      Title

Date Signed:     10/27/06

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